Accounting Policies - Translation of Foreign Operations (Details) - Hedge of a net investment in a foreign operation $ in Thousands, $ in Millions	Dec. 31, 2025 USD ($)	Dec. 31, 2025 MXN ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2024 MXN ($)
TelevisaUnivision
Derivative Financial Instruments
Hedging instrument	$ 2,258.7	$ 40,694,190	$ 2,071.1	$ 43,220,986
Open-Ended Fund
Derivative Financial Instruments
Hedging instrument	$ 45.4	$ 817,332	$ 37.6	$ 784,769